                                                                                       State of Incorporation or
Company                                                                                       Organization
-------                                                                                -------------------------

112 Burleigh Avenue Norfolk, LLC                                                                Virginia
912 Elmwood Avenue - Buffalo, LLC                                                               New York
1515 West State Street Boise, Idaho, LLC                                                        Delaware
1525 Cortyou Road - Brooklyn Inc.                                                               New York
1740 Associates, L.L.C.                                                                         Michigan
3581 Carter Hill Road - Montgomery Corp.                                                        Alabama
4042 Warrensville Center Road - Warrensville Ohio, Inc.                                           Ohio
5277 Associates, Inc.                                                                          Washington
537 Elm Street Corp.                                                                          Rhode Island
5600 Superior Properties, Inc.                                                                    Ohio
657-659 Broad St. Corp.                                                                        New Jersey
764 South Broadway- Geneva, Ohio, LLC                                                             Ohio
Ann & Government Streets -  Mobile, Alabama, LLC                                                Delaware
Apex Drug Stores, Inc.                                                                          Michigan
Baltimore/Annapolis Boulevard and Governor Richie Highway-Glen Burnie, Maryland, LLC            Delaware
Broadview and Wallings- Broadview Heights Ohio, Inc.                                              Ohio
Central Avenue and Main Street - Petal, MS, LLC                                                 Delaware
Dominion Action Four Corporation                                                                Delaware
Dominion Action One Corporation                                                                 Delaware
Dominion Action Three Corporation                                                               Delaware
Dominion Action Two Corporation                                                                 Delaware
Dominion Drug Stores Corp.                                                                       Nevada
Drug Fair of PA, Inc.                                                                         Pennsylvania
Drug Fair, Inc.                                                                                 Maryland
Drug Palace, Inc.                                                                                Maine
Eagle Managed Care Corp.                                                                        Delaware
East Stone Drive and Bloomingdale Pike - Kingsport, Tennessee, LLC                              Delaware
Eighth and Water Streets - Urichsville, Ohio, LLC                                               Delaware
England Street-Asheland Corporation                                                             Virginia
Euclid and Wilders Roads - Bay City, LLC                                                        Michigan
Fairground, L.L.C.                                                                              Virginia
Fiona One Corp.                                                                                 Delaware
GDF, Inc.                                                                                       Maryland
Gettysberg and Germantown, LLC                                                                  Delaware
Gettysburg and Hoover-Dayton, Ohio, LLC                                                           Ohio
Grand River & Fenkell, LLC                                                                      Delaware
Gratiot & Center - Saginaw Township, Michigan, LLC                                              Delaware
Harco, Inc.                                                                                     Alabama
K & B Alabama Corporation                                                                       Alabama
K & B Louisiana Corporation                                                                    Louisiana
K & B Mississippi Corporation                                                                 Mississippi
K & B Services, Incorporated                                                                   Louisiana

                                       1

                                                                                       State of Incorporation or
Company                                                                                       Organization
-------                                                                                -------------------------

K & B Tennessee Corporation                                                                    Tennessee
K & B, Incorporated                                                                             Delaware
K&B Florida Corporation                                                                         Florida
K&B Texas Corporation                                                                            Texas
Keystone Centers, Inc.                                                                        Pennsylvania
Lakehurst and Broadway Corporation                                                             New Jersey
Louisville Avenue & North 18th Street - Monroe, Lousiana LLC                                    Delaware
Main and McPherson - Clyde, LLC                                                                   Ohio
Mayfield & Chillicothe Roads - Chesterland, LLC                                                   Ohio
Munson & Andrews, LLC                                                                           Delaware
Name Rite, L.L.C.                                                                               Delaware
Northline & Dix - Toledo - Southgate, LLC                                                       Michigan
Ocean Acquisition Corporation                                                                   Delaware
P.L.D. Enterprises, Inc.                                                                         Nevada
Patton Drive and Navy Boulevard Property Corporation                                            Florida
Paw Paw Lake Road & Paw Paw Avenue - Coloma, Michigan, LLC                                      Delaware
PDS-1 Michigan, Inc.                                                                            Michigan
Perry Distributors, Inc.                                                                        Michigan
Perry Drug Stores, Inc.                                                                         Michigan
PL Xpress, Inc.                                                                                  Oregon
Portfolio Medical Services Inc.                                                                 Delaware
RA 5-Points, LLC                                                                                Virginia
RA Indian River/Kempsville, LLC                                                                 Virginia
Rack Rite Distributors, Inc.                                                                  Pennsylvania
Ram-Utica, Inc.                                                                                 Michigan
RDS Detroit, Inc.                                                                               Michigan
Read's Inc.                                                                                     Maryland
Richmond Road and Monticello Boulevard - Richmond Heights, Ohio, LLC                            Delaware
Rite Aid Drug Palace, Inc.                                                                      Delaware
Rite Aid Funding, LLC                                                                          California
Rite Aid Hdqtrs. Corp.                                                                          Delaware
Rite Aid Lease Management Company                                                              California
Rite Aid of Alabama, Inc.                                                                       Alabama
Rite Aid of Connecticut, Inc.                                                                 Connecticut
Rite Aid of Delaware, Inc.                                                                      Delaware
Rite Aid of Florida, Inc.                                                                       Florida
Rite Aid of Georgia, Inc.                                                                       Georgia
Rite Aid of Illinois, Inc.                                                                      Illinois
Rite Aid of Indiana, Inc.                                                                       Indiana
Rite Aid of Kentucky, Inc.                                                                      Kentucky
Rite Aid of Maine, Inc.                                                                          Maine
Rite Aid of Maryland, Inc.                                                                      Maryland
Rite Aid of Massachusetts, Inc.                                                              Massachusetts

                                       2

                                                                                       State of Incorporation or
Company                                                                                       Organization
-------                                                                                -------------------------

Rite Aid of Michigan, Inc.                                                                      Michigan
Rite Aid of New Hampshire, Inc.                                                              New Hampshire
Rite Aid of New Jersey, Inc.                                                                   New Jersey
Rite Aid of New York, Inc.                                                                      New York
Rite Aid of North Carolina, Inc.                                                             North Carolina
Rite Aid of Ohio, Inc.                                                                            Ohio
Rite Aid of Pennsylvania, Inc.                                                                Pennsylvania
Rite Aid of Rhode Island, Inc.                                                                Rhode Island
Rite Aid of South Carolina, Inc.                                                             South Carolina
Rite Aid of Tennessee, Inc.                                                                    Tennessee
Rite Aid of Vermont, Inc.                                                                       Vermont
Rite Aid of Virginia, Inc.                                                                      Virginia
Rite Aid of Washington, D.C., Inc.                                                        District of Columbia
Rite Aid of West Virginia, Inc.                                                              West Virginia
Rite Aid Realty Corp.                                                                           Delaware
Rite Aid Risk Management Corp.                                                                  Delaware
Rite Aid Rome Distribution Center, Inc.                                                         New York
Rite Aid Services, L.L.C.                                                                       Delaware
Rite Aid Transport, Inc.                                                                        Delaware
Rite Aid Venturer #1, Inc.                                                                      Delaware
Rite Fund, Inc.                                                                                 Delaware
Rite Investments Corp.                                                                          Delaware
Route 1 & Hood Road - Fredericksburg, LLC                                                       Virginia
Route 202 at Route 124 Jaffrey-New Hampshire, LLC                                               Delaware
Rx Choice, Inc.                                                                                 Delaware
Seven Mile and Evergreen - Detroit, LLC                                                         Michigan
Silver Springs Road - Baltimore, Maryland/One, LLC                                              Delaware
Silver Springs Road - Baltimore, Maryland/Two, LLC                                              Delaware
Sophie One Corp.                                                                                Delaware
Sophie Two Corp.                                                                                Delaware
Sophie Three Corp.                                                                              Delaware
State & Fortification Streets - Jackson, Mississippi, LLC                                       Delaware
State Street and Hill Road - Gerard, Ohio, LLC                                                  Delaware
Super Ice Cream Suppliers, Inc.                                                                Louisiana
Super Pharmacy Network, Inc.                                                                    Florida
Super Tobacco Distributors, Inc.                                                              Mississippi
The Lane Drug Company                                                                             Ohio
The Muir Company                                                                                  Ohio
Thrifty Corporation                                                                            California
Thrifty PayLess, Inc.                                                                          California
Tyler and Sanders Roads, Birmingham - Alabama, LLC                                              Delaware
Virginia Corporation                                                                            Delaware
W. R. A. C., Inc.                                                                             Pennsylvania

                                       3